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                                                                     EXHIBIT 4.1

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JACK HENRY & ASSOCIATES, INC.

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN KANSAS CITY, MISSOURI

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS CUSIP 426281 101

THIS CERTIFIES THAT
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IS THE OWNER OF
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE
$.01 OF JACK HENRY & ASSOCIATES, INC.

transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate shall not be valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
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COUNTERSIGNED AND REGISTERED: UMB BANK, N.A. (KANSAS CITY, MISSOURI)
TRANSFER AGENT REGISTRAR BY
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JACK HENRY & ASSOCIATES, INC.

The Corporation will furnish to any stockholder upon request and without charge a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualification, limitations or restrictions of such preferences or rights. Such request may be made to the Corporation at its principal offices or to the Transfer Agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT -          Custodian
                                                             ----------         ----------
TEN ENT - as tenants by the entireties                        (Cust)             (Minor)
JT TEN  - as joint tenants with right of                    under Uniform Gifts to Minors
          survivorship and not as tenants                   Act
          in common                                            --------------------------
                                                                         (State)

Additional abbreviations may also be used though not in the above list.

For value received,                hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE

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-----------------------------------------------------------------------shares of the Common Stock represented by the within certificate, and do(es) hereby constitute and appoint

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Attorney to transfer such shares on the books of Jack Henry & Associates, Inc.
with full power of substitution.

Dated
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                                             X
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                                                         (SIGNATURE)


                                             X
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                                                         (SIGNATURE)
NOTICE:
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THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
THE SIGNATURE(S) SHOULD BE GUARANTEED BY:

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